UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                FORM 8-K


                             CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (date of earliest event reported): April 4, 2002

                         Metalclad Corporation
                         ---------------------
         (Exact Name of registrant as specified in its chapter)


   Delaware                       0-2000                       95-2368719
   --------                       ------                       ----------
(State or other           (Commission File Number)           (IRS employer
 Jurisdiction of                                          Identification No.)
 Incorporation)


      800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55402
      -----------------------------------------------------------
          (Address of principal executive offices & Zip Code)


                             (612) 333-0614
                             --------------
           Registrant's telephone number, including area code

                                  N/A
                                  ---
     (Former name or former address, if changed since last report)



Item 1. Changes in Control of Registrant.

        Not Applicable.

Item 2. Acquisition or Disposition of Assets.

        Not Applicable.

Item 3. Bankruptcy or Receivership.

        Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

        On April 4, 2002, Moss Adams LLP, the independent accountants engaged by Metalclad Corporation to conduct an audit of its financial statements for more than the past two fiscal years and to express an opinion and report thereon, resigned as Metalclad Corporation's auditors.

        The report of Moss Adams LLP on the financial statements of Metalclad Corporation for the years 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        The resignation of Moss Adams LLP was not sought, recommended or approved by the Audit Committee or Board of Directors of Metalclad Corporation.

        There were no disagreements between the management of Metalclad and Moss Adams LLP, with respect to the financial statements of Metalclad Corporation for the years 2000 and 2001, or the interim period, December 31, 2001 through April 4, 2002, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which were not resolved to the satisfaction of Moss Adams LLP or which would have caused Moss Adams LLP to make reference to the subject matter or any such disagreement in connection with rendering its report on those financial statements.

Item 5. Other Events and Regulation FD Disclosure.

        Not Applicable.

Item 6. Resignations of Registrant's Directors.

        Not Applicable.

Item 7. Financial Statements and Exhibits.

    (a) Financial Statements of Businesses Acquired

        Not Applicable.

    (b) Pro-Forma Financial Information

        Not Applicable.

    (c) Exhibits

        (i)  Resignation letter of Moss Adams LLP.

Item 8. Change in Fiscal Year.

        Not Applicable.

Item 9. Regulation FD Disclosure.

        Not Applicable.


Dated:  April 10, 2002        METALCLAD CORPORATION

                              By:  /s/ Wayne W. Mills
                                   -------------------------------------
                                   Wayne W. Mills

                              Its: President and Chief Executive Officer










          Exhibit:  Resignation Letter of Moss Adams LLP
          ----------------------------------------------


April 4, 2002


Mr. Brian Niebur, Chief Financial Officer
Metalclad Corporation
800 Nicollet Mall
Suite 2690
Minneapolis, Minnesota

Dear Mr. Niebur:

This is to confirm that the client-auditor relationship between Metalclad Corporation (Commission File Number 0-2000) and Moss Adams LLP has ceased.

Sincerely,

 /s/Christopher G. Schmidt
-------------------------------
Christopher G. Schmidt, for
MOSS ADAMS LLP



cc: Office of the Chief Accountant
    SECPS Letter File
    Securities and Exchange Commission
    Mail Stop 9-5
    450 Fifth Street, N.W.
    Washington, D.C.  20549